Cambria Cannabis ETF (TOKE)

Summary Prospectus

September 1, 2024

Listed on CBOE BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports, and other information about the Fund online at www.cambriafunds.com/toke. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, dated September 1, 2024, as each may be further amended or supplemented, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Cannabis ETF

Investment Objective

The Fund seeks capital appreciation from investments in the global equity markets that have exposure to the broad cannabis industry.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee*:	0.59%
Distribution and/or Service (12b-1) Fees:	0.00%
Other Expenses:	0.01%
Total Annual Fund Operating Expenses:	0.60%
Less Fee Waiver**:	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver:	0.43%

*     Pursuant to the Fund’s investment advisory agreement, the Fund pays the Adviser (defined below) a unitary management fee. The Adviser, in turn, bears all of the Fund’s expenses, except for the management fee, payments under the Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which Cambria ETF Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

**   The Fund’s investment adviser has agreed to waive 17 basis points (0.17%) of its management fees for the Fund until at least August 31, 2025. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses (including one year of waived expenses each period) remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$44	$138	$241	$542

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2024, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal market conditions, primarily in (1) Cannabis Companies (defined below), and (2) total return swaps intended to provide exposure to Cannabis Companies. Global equity securities that provide broad exposure to the cannabis industry include companies that (i) engage in or support the legal production, cultivation, and/or sale of cannabis, including marijuana and hemp, such as certain agrobusiness, biotechnology, life sciences, pharmaceutical, retail, finance, and real estate companies, (ii) perform lawful research as to the medical and pharmaceutical applications of marijuana and cannabis extracts, including cannabinoids, or (iii) produce and develop devices, goods, and equipment related to the cannabis industry, including hemp and its legal derivatives (collectively, “Cannabis Companies”). To be identified as a Cannabis Company, Cambria Investment Management, L.P., the Fund’s investment adviser (“Cambria”), must determine that a company derives a significant portion (i.e., at least 50%) of its revenue or profits from the legal sale, cultivation, production, or provision of cannabis-related products, services, or research. Under normal market conditions, at least 80% of the value of the Fund’s net assets (plus borrowings for investment purposes) will be invested in Cannabis Companies. On a day-to-day basis, the Fund may hold money market instruments, cash, other cash equivalents, and exchange traded products that invest in these and other highly liquid instruments to collateralize its derivative positions.

As the cannabis industry matures over time, Cambria expects that the industry will grow and crossover with other established industries such as tobacco, food, alcohol, medicine, tourism, and personal care, and the definition of Cannabis Company will evolve as new business lines and products develop. Under the Agriculture Improvement Act of 2018 (the “Farm Bill”), hemp is defined as being derived from cannabis plants and plant parts that contain 0.3% or less of tetrahydrocannabinol (THC), the psychoactive agent found in marijuana, in their leaves and flowering heads. Hemp is commonly used to produce textiles, paper products, rope, and construction materials, and legal derivatives of hemp, such as hemp seeds, hemp seed oil and hemp seed protein, can be used in food products, cosmetics, plastics, and biofuel. Cannabinoids, such as THC and cannabidiol (CBD), are chemical compounds found in the cannabis plant that may be used in lawful research and the development of prescription drugs.

The Fund will only invest in publicly-traded Cannabis Companies that operate in a jurisdiction where the Cannabis Companies’ cannabis-related business activities are legal under the national and local laws of the relevant jurisdiction, including U.S. federal and state laws. Further, the Fund will only invest in Cannabis Companies listed and traded on a national securities exchange that requires compliance with all laws, rules and regulations applicable to their business, including U.S. federal law.

The Fund generally expects to invest in Cannabis Companies across a broad market capitalization spectrum of micro-, small-, and mid-capitalization stocks. While the Fund will target investing in approximately 20 to 50 of the top Cannabis Companies based on Cambria’s determination as to their exposure to the cannabis industry, the quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund and the number of companies that satisfy Cambria’s quantitative measurements at any one time. Filters will be implemented to screen for companies that pass various market capitalization, and liquidity requirements.

As of August 1, 2024, the Fund had significant investment exposure to companies in the consumer staples and healthcare sectors, as well as companies in Canada; however, the Fund’s sector exposure may change from time to time.

The Fund’s portfolio will be rebalanced periodically, but no less frequently than annually, to meet Cambria’s internal target allocations, which are developed pursuant to Cambria’s quantitative strategy. If, after acquiring a Cannabis Company’s securities, Cambria identifies or becomes aware that the company no longer meets the Fund’s definition of Cannabis Companies, the Fund will promptly sell that position. The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions.

Principal Risks

An investment in the Fund involves risk. The Fund’s principal risks are presented below in alphabetical order to facilitate investors’ ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. For more information about the risks of investing in the Fund, see the sections titled “Additional Information About the Funds’ Risks” and “Additional Non-Principal Risk Information.”

Cannabis Industry Risk. Cannabis Companies are subject to various laws and regulations that may differ at the local and federal level. These laws and regulations may significantly affect a Cannabis Company’s ability to secure financing, impact the market for cannabis industry sales and services, and set limitations on marijuana use, production, processing, transportation, sale, marketing and storage. Cannabis Companies may also be required to secure permits and authorizations from government agencies to cultivate, process, transport, store, market, sell or research marijuana. In addition, Cannabis Companies are subject to the risks associated with the agricultural, biotechnology, and pharmaceutical industries. The Fund only invests in publicly-traded Cannabis Companies primarily listed and traded on a national securities exchange that operates in a jurisdiction where the Cannabis Companies’ cannabis-related business activities are legal under the national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

U.S. Regulation of Marijuana. Although the medical use of marijuana is legal in more than half of the states as well as the District of Columbia and non-medical use of marijuana is legal in an increasing number of states and the District of Columbia, the possession and use of marijuana remains illegal under U.S. federal law. Actions by federal regulatory agencies, such as increased enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes by the U.S. Department of Justice (“DOJ”), could produce a chilling effect on the industry’s growth and further discourage banks from expanding their services to cannabis-related companies where such services are currently limited, notwithstanding cannabis banking guidance provided by the Financial Crimes Enforcement Network of the U.S. Department of Treasury (“FINCEN”). This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all Cannabis Companies. In particular, the stepped up enforcement of marijuana laws by the federal government would adversely affect the value of the Fund’s U.S. investments, if any, as well as the Fund’s future ability to invest in Cannabis Companies primarily listed and traded on a U.S. national securities exchange and/or engaged in cannabis-related businesses in the U.S. Cannabis Companies that engage in legal medical or pharmaceutical research or the legal production and distribution of controlled substances such as marijuana must be registered with the Drug Enforcement Administration (“DEA”) to perform such activities. Further, the DEA has no obligation to ever issue such registration to cannabis or marijuana products. In addition, although the DOJ published a notice of proposed rulemaking with the Federal Register on May 21, 2024, to initiate a formal rulemaking process to reconsider rescheduling marijuana under the Controlled Substances Act (“CSA”), until a final rule is published, cannabis remains a Schedule I controlled substance and is subject to the limitations of Section 280E of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Section 280E applies by its terms to the purchase and sale of medical-use cannabis products and provides that no deduction or credit is allowed for expenses incurred during a taxable year “in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of Schedules I and II of the [CSA]) which is prohibited by federal law or the law of any state in which such trade or business is conducted.” The disallowance of such tax deductions will likely affect the value of cannabis-related companies.

U.S. Regulation of Hemp and Hemp-Derived CBD. The Farm Bill effectively removes hemp, its extracts, derivatives, including hemp-derived cannabinoids such as CBD from the CSA’s list of controlled substances and allows states to regulate its production, commerce, and research with approval from the United States Department of Agriculture (“USDA”). However, it is unlawful under federal law to market a food or dietary supplement that contains CBD. CBD also may not be included as an active ingredient in any over-the-counter drug product that is not the subject of an FDA-approved marketing application. FDA has the authority to remove from the market any CBD product that does not comply with the agency’s requirements. Accordingly, companies selling food or dietary supplements containing CBD may face federal enforcement action and would not be permitted to sell or market their products.

Non-U.S. Regulation of Marijuana. Laws and regulations related to the possession, use (medical or recreational), sale, transport and cultivation of marijuana vary throughout the world. These laws and regulations are subject to change and may have a significant impact on the operations of a Cannabis Company. Such operations may be legal under current law, but may be illegal in the future if the applicable law changes to prohibit marijuana-related activities vital to the company’s business. In Canada, the Cannabis Act, along with the related provincial and territorial legislation regulating adult use, distribution and sales, established a legal framework in Canada for the production, distribution, sale, and possession of both medical cannabis and adult use marijuana. However, there can be no assurance that Canadian federal, provincial, or territorial laws regulating cannabis will not be repealed or overturned or that governmental authorities will not limit the application of such laws within their respective jurisdictions.

Counterparty Risk. The Fund bears the risk that the counterparty to a derivative or other contract with a third party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

Cyber Security Risk. The Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including Cambria, the sub-adviser, the custodian, and the transfer agent, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

Derivatives Risk. Derivatives, such as futures, options, and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid.

Swaps Contract Risk. Swap contracts are agreements among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of an underlying index). Swap agreements may be negotiated bilaterally and traded over the counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about issuers in such markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; fewer investor rights and limited legal, contractual or practical remedies available to investors against emerging market companies; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.

ETF Structure Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Premium-Discount Risk. Shares may trade above (premium) or below (discount) their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur a bid/ask spread, which varies over time for Shares based on trading volume and market liquidity and is generally higher if Shares have little trading volume and market liquidity. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. In addition, trading in Shares on the Exchange may be halted.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Canada Risk. Changes to the U.S. economy may significantly affect the Canadian economy because the U.S. is Canada’s largest trading partner and foreign investor. The economy of Canada is also heavily dependent on the demand for natural resources and agricultural products. Accordingly, a change in the supply and demand of these resources, both in Canada and worldwide, can have a significant effect on Canadian market performance. Conditions that weaken demand for its products worldwide could have a negative impact on the Canadian economy as a whole.

International Closed-Market Trading Risk. Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Management Risk. The Fund is actively managed using a model-based approach, and the Adviser selects Fund investments on a periodic basis using a proprietary quantitative algorithm developed by the Adviser for the Fund. There can be no guarantee that these strategies and processes, or the Adviser’s quantitative model, will be effective or successful investment management techniques or that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular Fund investments will be correct even if the Adviser’s overall investment strategies and processes are otherwise effective. Further, there is no guarantee that the Fund will achieve its investment objective.

Market Events Risk. Turbulence in the financial markets, reduced liquidity in the equity markets, and/or the advent of certain economic or political events, including global events such as war, acts of terrorism or a public health crisis, may negatively affect issuers, which could have an adverse effect on certain Fund holdings. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as the recent increases in interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on certain Fund holdings.

Micro Capitalization Company Risk. In addition to the risks associated with investing in small and medium capitalization companies, set forth below, micro capitalization companies are more vulnerable to adverse economic events and poor business conditions than larger, more established companies. The earnings and revenue of micro capitalization companies tend to be less predictable, and their securities are generally less liquid and subject to greater and more unpredictable price changes.

Quantitative Security Selection Risk. Cambria uses quantitative techniques to generate investment decisions and select stocks, and the Fund may not perform as intended if it relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on the Fund and its shareholders.

Sector Risk. To the extent that the Fund invests a significant portion of its assets in a particular sector, the Fund may be susceptible to loss due to adverse occurrences affecting that sector.

Consumer Staples Sector Risk. The consumer staples sector includes, for example, food and drug retail and companies whose primary lines of business are food, beverage and other household items, including agricultural products. This sector can be significantly affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global and economic conditions.

Health Care Sector Risk. The health care sector includes, for example, biotechnology, pharmaceutical, health care facilities, and health care equipment and supply companies. This sector can be significantly affected by, among other things, lapsing patent protection, technological developments that make drugs obsolete, government regulation, price controls, and approvals for drugs.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of the MSCI North America Index, which is a relevant broad-based securities market index that provides a measure of the performance of the overall equity market in North America. Performance is also shown for an additional index, the S&P 500 Index, which represents the overall domestic equity market. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.cambriafunds.com.

Total Annual Returns for Calendar Year Ended December 31

20%
10%
0%
-10%
-20%
-30%
-40%
-50%
2.01%
-12.79%
-44.33%
-9.89%
2020
2021
2022
2023

As of June 30, 2024, the Fund’s year-to-date total return was -0.87%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Best: 39.94%, for the quarter ended March 31, 2021.

Worst: -32.63%, for the quarter ended March 31, 2020.

Average Annual Total Returns for the period ending December 31, 2023

Cambria Cannabis ETF	1 Year	Since Inception (7/24/19)
Return Before Taxes	-9.89%	-25.19%
Return After Taxes on Distributions	-10.99%	-26.06%
Return After Taxes on Distributions and Sale of Fund Shares	-5.46%	-16.49%
MSCI North America Index (Reflects no deduction for fees, expenses or taxes)*	26.59%	12.50%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)*	26.29%	12.72%

*     In connection with newly adopted SEC regulations applicable to the Fund, the MSCI North America Index is the Fund’s new broad-based securities market index. Performance information is also shown for the S&P 500 Index, the Fund’s previous broad-based securities market index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Investment Advisers

Cambria Investment Management, L.P. serves as the investment adviser to the Fund. Tidal Investments LLC serves as the sub-adviser (the “Sub-Adviser”) to the Fund.

Portfolio Managers

Mebane T. Faber, Chief Investment Officer of Cambria, and Jonathan Keetz, Chief Operating Officer of Cambria, are the portfolio managers for the Fund. Mr. Faber has managed the Fund since its inception in July 2018, and Mr. Keetz has managed the Fund since September 1, 2024.

Purchase and Sale of Fund Shares

Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at http://www.cambriafunds.com/toke.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CIM-TOKE-SMP-0924